                                                                   EXHIBIT 10.12


                           AMENDMENT NUMBER THREE TO
                   AMENDED AND RESTATED MANAGEMENT AGREEMENT


     AMENDMENT NUMBER THREE, dated as of November 29, 1996, to the Amended and Restated Management Agreement, dated as of September 29, 1995, as amended as of October 31, 1995 and as further amended as of March 29, 1996 (the "Management Agreement"), between Charter Communications Entertainment I, L.P., a Delaware limited partnership, and Charter Communications, Inc., a Delaware corporation.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Section 4.1(a) of the Management Agreement is hereby replaced in its entirety with the following:

  "(a)  General.  As compensation to the Manager for the management and
        -------
operation of the Cable Systems, the Company shall pay to the Manager an aggregate fee (the "Base Management Fee") equal to $4,845,000 per Fiscal Year, payable quarterly in arrears. In the event the Company acquires Cable Systems after the Closing Date, the Company and the Manager shall negotiate in good faith to effect a mutually acceptable increase to the Base Management Fee to reflect such acquisitions."

     2. Schedule 1 to the Management Agreement is hereby replaced in its entirety with Schedule 1 attached hereto.

     3. Schedule 2 to the Management Agreement is hereby replaced in its entirety with Schedule 2 attached hereto.

     4. Except as specifically amended hereby, the Management Agreement remains in full force and effect.

     5. This Amendment Number Three may be executed in two counterparts, both of which shall be deemed to be an original and which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment Number Three as of the date first above written.


                             CHARTER COMMUNICATIONS
                             ENTERTAINMENT I, L.P.


                             By:  CCA Acquisition Corp.,
                                  its general partner



                             By: /s/ Jerald L. Kent
                                __________________________
                                Name:
                                Title:



                             CHARTER COMMUNICATIONS, INC.



                             By: /s/ Jerald L. Kent
                                __________________________
                                Name:
                                Title:

                                   Schedule 2
                                   ----------

                                 Projected OCF
                                 -------------


        Final year            Projected
     Ended December 31           OCF
---------------------------  ------------

           1996              $ 65,288,897
           1997              $ 77,242,502
           1998              $ 85,920,610
           1999              $ 95,090,670
           2000              $104,513,390
           2001              $114,444,874
           2002              $124,987,559
           2003              $136,312,259

CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P.

     City/County               Legal Entity

CONNECTICUT (2)

Northeast Connecticut          CCE I
Western Connecticut            CCE I

ILLINOIS (25)

Millstadt                      CCE I
St. Clair County               CCE I
Glen Carbon                    CCE I
Edwardsville                   CCE I
Dupo                           CCE I
Troy                           CCE I
Madison County                 CCE I
Waterloo                       CCE I
Highland                       CCE I
Granite City                   CCE I
Pontoon Beach                  CCE I
Maryville                      CCE I
Caseyville                     CCE I
Collinsville                   CCE I
Sorento                        CCE I
Alhambra                       CCE I
New Douglas                    CCE I
Worden                         CCE I
St. Jacob                      CCE I
Hamel                          CCE I
Monroe County                  CCE I
Marine                         CCE I
Venice                         CCE I
Madison                        CCE I
Columbia                       CCE I

MASSACHUSETTS (16)

Pepperell                      CCE I
Uxbridge                       CCE I
Westport                       CCE I
Millville                      CCE I
Sutton                         CCE I
Groton                         CCE I
Douglas                        CCE I
Rutland                        CCE I
Barre                          CCE I
Berlin                         CCE I

Hubbardston                     CCE I
Harvard                         CCE I
Brimfield                       CCE I
Wales                           CCE I
Dunstable                       CCE I
Oakham                          CCE I

NEW HAMPSHIRE (2)

Brookline                       CCE I
Hollis                          CCE I

MISSOURI (78)

Green Park                      CCE I
Huntleigh                       CCE I
Hazelwood                       CCE I
St. Louis County--Area A        CCE I
St. Louis County--Area D        CCE I
St. Louis County--Area E        CCE I
St. Louis County (UVC)          CCE I
Warrenton                       CCE I
Bella Villa                     CCE I
Lincoln County                  CCE I
Clarkson Valley                 CCE I
Troy                            CCE I
Wildwood                        CCE I
Town & Country (UVC)            CCE I
Webster Groves                  CCE I
Ballwin (UVC)                   CCE I
Sycamore Hills                  CCE I
Manchester I                    CCE I
Fenton                          CCE I
Des Peres                       CCE I
Ellisville                      CCE I
Crystal Lake Park               CCE I
Creve Coeur I                   CCE I
Sunset Hills                    CCE I
Olivette                        CCE I
Eureka                          CCE I
Frontenac                       CCE I
Kirkwood                        CCE I
Warson Woods                    CCE I
Richmond Heights                CCE I
Rock Hill                       CCE I
Crestwood                       CCE I
Town & Country                  CCE I
Ballwin                         CCE I
Ladue                           CCE I

Twin Oaks                    CCE I
Oakland                      CCE I
Creve Coeur II               CCE I
Manchester II                CCE I
Westwood                     CCE I
Country Life Acres           CCE I
Vinita Park                  CCE I
Charlack                     CCE I
Bonne Terre                  CCE I
St. George                   CCE I
St. John                     CCE I
Wilbur Park                  CCE I
Moscow Mills                 CCE I
Desloge                      CCE I
Leadington                   CCE I
Bowling Green                CCE I
Florissant                   CCE I
Bridgeton                    CCE I
Pike County                  CCE I
Wright City                  CCE I
Truesdale                    CCE I
Franklin County              CCE I
Park Hills                   CCE I
Chesterfield                 CCE I
Winchester                   CCE I
Valley Park                  CCE I
Leadwood                     CCE I
Mackenzie                    CCE I
Jefferson County             CCE I
Byrnes Mill                  CCE I
Olympian Village             CCE I
Woodson Terrace              CCE I
Shrewsbury                   CCE I
Glendale                     CCE I
Marlborough                  CCE I
Cedar Hill Lakes             CCE I
Lakeshire                    CCE I
Warren County                CCE I
Kimmswick                    CCE I
Grantwood Village            CCE I
Peerless Park                CCE I
Hanley Hills                 CCE I
Black Jack                   CCE I